UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 31, 2008
(Date of Earliest Event Reported)

NATIONAL HOLDINGS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-12629 (Commission File Number)	36-4128138 (I.R.S. Employer Identification No.)

120 Broadway, 27th Floor, New York, NY 10271
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 417-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

On March 31, 2008, National Holdings Corporation (the “Company,” “we” or “us”) completed a private placement of securities pursuant to the terms of a Securities Purchase Agreement (the “Purchase Agreement”), dated March 31, 2008, by and between the Company and St. Cloud Capital Partners II, L.P., a Los Angeles, California based private mezzanine investment fund formed in May 2007 that invests in debt and equity securities of lower middle market companies (“St. Cloud”).

In connection with the private placement, we sold to St. Cloud a 10% senior subordinated convertible promissory note (the “Note”) in the principal amount of $3,000,000 and a warrant (the “Warrant”) to purchase 375,000 shares of our common stock, par value $0.02 per share (the “Common Stock”). The Company and St. Cloud also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) in connection with the private placement. Marshall S. Geller, the Co-Founder and Senior Managing Partner of St. Cloud, is a member of the Company’s board of directors. The Company paid a $60,000 closing fee in connection with this transaction.

Note

The principal amount of the Note issued in the private placement was $3,000,000.

The Note bears interest at 10% per annum payable quarterly in arrears, matures four years from the date of issuance, is unsecured and is initially convertible into 1,500,000 shares of Common Stock. The Note may be redeemed at the option of the Company at redemption prices as follows: (i) 125% of the principal amount of the note plus accrued and unpaid interest if redeemed between March 31, 2009 and March 31, 2010, (ii) 145% of the principal amount of the note plus accrued and unpaid interest if redeemed between March 31, 2010 and March 31, 2011, and (iii) 165% of the principal amount of the note plus accrued and unpaid interest if redeemed between March 31, 2011 and March 31, 2012. St Cloud may convert the Note at any time. In addition, the Company may force St. Cloud to convert the Note if the market price and trading volume of the Company’s Common Stock reaches certain levels, as set forth in the Note. The Note is automatically prepayable upon the occurrence of a Change of Control (as defined in the Note) or at the option of the holder in event of the death of, or termination under certain circumstances of the employment of Mark Goldwasser, the Company’s President and Chief Executive Officer.

Warrant

In connection with the private placement, the Company issued a Warrant to purchase 375,000 shares of Common Stock. The Warrant has an exercise price of $2.50 per share and expires five years from the date of issuance. The number of shares of Common Stock subject to the Warrant is subject to adjustment in the event of stock splits, dividends, distributions and similar adjustments to our capital stock.

Registration Rights Agreement

We entered into a Registration Rights Agreement with the Investor in connection with the private placement. Pursuant to the terms of the Registration Rights Agreement, the Company has agreed to use its best efforts to register (i) the shares of Common Stock that are issuable upon conversion of the Note and (ii) the shares of Common Stock issuable upon exercise of the Warrant (collectively, “Registrable Shares”). The Company is required to prepare and file with the SEC a registration statement upon the earlier of (i) 90 days following the consummation or termination of the Company’s proposed merger with vFinance, Inc. or (ii) November 15, 2008 and shall use commercially reasonable efforts to have the registration statement declared effective as soon as practicable, but in any event within 180 days following the consummation or termination of the Company’s proposed merger with vFinance, Inc. If the registration statement is not filed or declared effective by the SEC prior to such dates (any such failure or breach being referred to as an “Event”, and the date on which such Event occurs being referred to as an “Event Date”), then, on each 30 day period following such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, as liquidated damages and not as a penalty, the interest rate of the St. Cloud II Note shall increase by 1% per annum, but in no event shall the interest rate of the Note exceed 15% per annum.

The description of the Purchase Agreement, the Registration Rights Agreement, and the terms of the Note and Warrant issued in the private placement, contained in this Item 1.01 is a summary and is qualified in its entirety by reference to the copies of the Purchase Agreement, Registration Rights Agreement, Note and Warrant that are attached hereto as exhibits, each of which is incorporated herein by reference. A copy of the press release that we issued regarding the completion of the private placement is attached hereto as Exhibit 99.1, and is also incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 hereof is incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 hereof is incorporated herein by reference.

The issuance and sale of the securities in the private placement is exempt from registration under the Securities Act of 1933 pursuant to Regulation D and Rule 506 promulgated thereunder. We have furnished certain information to St. Cloud as required by Regulation D, and St. Cloud has provided certain representations to us evidencing that it is an “accredited investor” as defined in Regulation D. We have not engaged in general solicitation or advertising with regard to the private placement and have not offered securities to the public in connection with the private placement.

Item 8.01.  Other Events.

On April 2, 2008, the Company issued a press release announcing the closing of the private placement described in Item 1.01. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit

4.6	Form of Warrant.

4.7	Form of 10% Promissory Note.

10.31	Securities Purchase Agreement, dated as of March 31, 2008 by and between National Holdings Corporation and St. Cloud Capital Partners II, L.P.

10.32	Registration Rights Agreement, dated as of March 31, 2008 by and between National Holdings Corporation and St. Cloud Capital Partners II, L.P.

99.1	Press Release dated April 2, 2008.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL HOLDINGS CORPORATION

By:	/S/ MARK GOLDWASSER
Mark Goldwasser
President and Chief Executive Officer
Dated: April 2, 2008